PACE® Select Advisors Trust

November 16, 2020

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 27, 2019, as supplemented.

Includes:

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Large Co Value Equity Investments and PACE Large Co Growth Equity Investments (each, a "fund"), each a series of PACE Select Advisors Trust ("Trust").

First, this supplement updates certain information regarding the investment subadvisory arrangements for PACE Large Co Value Equity Investments. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Boston Partners Global Investors, Inc. and River Road Asset Management, LLC as subadvisors to the fund, effective as of the close of business on November 12, 2020. In addition, at the recommendation of UBS AM, the Board has appointed Wellington Management Company LLP ("Wellington") to serve as a new subadvisor to the fund. Wellington assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on November 13, 2020.

Second, this supplement updates certain information regarding the portfolio management team for J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a subadvisor to PACE Large Co Growth Equity Investments. Effective immediately, Larry Lee and Holly Fleiss have been added as portfolio managers for the portion of the fund's assets managed by J.P. Morgan.

I. PACE Large Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to each of "Boston Partners Global Investors, Inc." or "Boston Partners" and "River Road Asset Management, LLC " or "River Road" as a subadvisor to PACE Large Co Value Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Management process" beginning on page 35 of the Multi-Class Prospectus and page 38 of the Class P

ZS-1076

Prospectus is revised by inserting the following as the last bullet point under the fourth paragraph of that section:

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 37 of the Multi-Class Prospectus and page 40 of the Class P Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 38 of the Multi-Class Prospectus and beginning on page 40 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Pzena, Los Angeles Capital and Wellington serve as the fund's subadvisors.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 38 of the Multi-Class Prospectus and on page 40 of the Class P Prospectus is revised by inserting the following as the last bullet points of that section:

• Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since November 2020.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-captioned "Management process" beginning on page 87 of the Multi-Class Prospectus and page 91 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 146 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") serve as subadvisors for PACE Large Co Value Equity Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of that section:

Wellington has principal offices at 280 Congress Street, Boston, Massachusetts 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2020, Wellington and its investment advisory affiliates had assets under management of approximately $1.18 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 9 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Value Equity Investments" on page 97 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington"), UBS AM (not the fund) pays each of Pzena, Los Angeles Capital and Wellington a fee based on the fund's average daily net assets that each manages (and in Pzena's case it may receive a maximum fee depending on its assets under management).

The same section of the SAI is revised by inserting the following as the last sentence of the last paragraph of that section:

Wellington is wholly owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. and River Road Asset Management, LLC" beginning on page 127 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company LLP.

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

Wellington Management Company LLP. Wellington's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines. Wellington seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy
Wellington:

1)  Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)  Votes all proxies in the best interests of the client for whom it is voting.

3)  Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources, including third-party voting agents, to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are voted in accordance with the Guidelines.

• Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, including in connection with securities lending arrangements and share blocking and re-registration, and in instances where Wellington lacks adequate information, where proxy materials have not been delivered in a timely fashion or when, in Wellington's judgment, the costs exceed the expected benefits to clients, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. and River Road Asset Management, LLC" beginning on page 176 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company LLP.

The same section of the SAI is revised by inserting the following as the last sub-section of the section:

Wellington Management Company LLP

W. Michael Reckmeyer III and Matthew C. Hand are primarily responsible for the day-to-day management of Wellington's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2020:

W. Michael Reckmeyer III

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	3	1	1
Assets Managed (in millions)	$57,730	$153	$1,152
Assets Managed with Performance-Based Advisory Fees (in millions)	$46,201	$8	$307

Matthew C. Hand

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$9,889	$0.5	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund ("Portfolio Managers") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the fund. Mr.. Reckmeyer also manages accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of

Wellington's investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund.

Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for each investment professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Mr. Reckmeyer is a Partner. The base salary for other investment professionals is determined by the individual's experience and performance in his role as an investment professional. Base salaries for Wellington's employees are reviewed annually and may be adjusted based on the recommendation of an investment professional's manager, using guidelines established by Wellington's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the investment professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals also may be eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own any shares of the fund.

II. PACE Large Co Growth Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 42 of the Multi-Class Prospectus and page 45 of the Class P Prospectus is revised by replacing the fourth bullet point of that section with the following:

• J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since November 2020.

The section captioned "Management" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 148 of the Multi-Class Prospectus and page 147 of the Class P Prospectus is revised by adding the following as the last two paragraphs of that section:

Larry H. Lee, managing director, is a research analyst and portfolio manager within J.P. Morgan's U.S. equity group. An employee of J.P. Morgan since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan large cap growth strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell-side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within J.P. Morgan's U.S. Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan large cap growth strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy-side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultrahigh net worth brokerage clients.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan Investment Management Inc." and sub-sub-captioned "J.P. Morgan Investment Management Inc." beginning on page 190 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to J.P. Morgan. As of July 31, 2020, Mr. Lee and Ms. Fleiss did not manage other accounts. The following tables provide information relating to other accounts managed by the Messrs. Devulapallly and Wilson as of July 31, 2020:

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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